EARNINGS PER SHARES (Tables)	12 Months Ended
Dec. 31, 2012
EARNINGS PER SHARES [Abstract]
Schedule of the Computation of Basic and Diluted Earnings Per Share

	December 31,
	2012	2011	2010

Net income attribute to the Company	$2,381,279	$11,547,705	$14,648,338

Weighted average ordinary shares outstanding - basic and diluted	19,942,333	20,000,000	15,150,685

Basic and diluted earnings per share	$0.12	$0.58	$0.97